                                                                       Exhibit 6
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                                   WELCOME TO





                                 NATIONWIDE LIFE
                                INSURANCE COMPANY










                                  SPECIMEN COPY
VLOB-0247                                                              (05/2000)
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


                                                                                           P.O. Box 182150, Columbus, OH 43218-2150
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1.   INSURED 1
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     Name of Insured 1                                                    Sex           Age          Date of Birth         /      /
                      ------------------------------------------------        -------        ------                  --------------
     Birth Place                              Drivers License #                     Social Security Number        -      -
                      --------------------                      ------------------                          -----------------------
     Address                                                                                                County
             ---------------------------------------------------------------------------------------------        -----------------
     Occupation                                                 Former Name (if applicable)
                --------------------------------------------                               ----------------------------------------
     Telephone - Home      (     )                              Best Time To Call:               A.M.              P.M.
                           ---------------------------------                            -------           ------
     Telephone - Business  (     )                              Best Time To Call:               A.M.              P.M.
                           ---------------------------------                            -------           ------
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2.   INSURED 2
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     Name of Insured 2                                                    Sex           Age          Date of Birth         /      /
                      ------------------------------------------------        -------        ------                  --------------
     Birth Place                              Drivers License #                     Social Security Number        -      -
                      --------------------                      ------------------                          -----------------------
     Address                                                                                                County
             ---------------------------------------------------------------------------------------------        -----------------
     Occupation                                                 Former Name (if applicable)
                --------------------------------------------                               ----------------------------------------
     Telephone - Home      (     )                              Best Time To Call:               A.M.              P.M.
                           ---------------------------------                            -------           ------
     Telephone - Business  (     )                              Best Time To Call:               A.M.              P.M.
                           ---------------------------------                            -------           ------
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3.   OWNER     The Insureds will own the policy jointly, unless otherwise indicated here.
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     Full Name                                                Address
                ------------------------------------------           --------------------------------------------------------------
     Date of Birth            /      /    Social Security Number or TAXPAYER ID. NUMBER          -        -
                       ------------------                                                 -----------------------------------------
     Relationship to Insureds
                               ----------------------
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4.   PRIMARY BENEFICIARY OF INSURED 1
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                                                                              DATE OF         RELATIONSHIP             SOCIAL
              BENEFICIARY                        ADDRESS                       BIRTH           TO INSURED            SECURITY #
                                                                             /      /                                 -     -
     ----------------------------   ---------------------------------  --------------------  ---------------  ---------------------
                                                                             /      /                                 -     -
     ----------------------------   ---------------------------------  --------------------  ---------------  ---------------------
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5.   CONTINGENT BENEFICIARY OF INSURED 1
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                                                                              DATE OF         RELATIONSHIP             SOCIAL
              BENEFICIARY                        ADDRESS                       BIRTH           TO INSURED            SECURITY #
                                                                             /      /                                 -     -
     ----------------------------   ---------------------------------  --------------------  ---------------  ---------------------
                                                                             /      /                                 -     -
     ----------------------------   ---------------------------------  --------------------  ---------------  ---------------------
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6.   PRIMARY BENEFICIARY OF INSURED 2
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                                                                              DATE OF         RELATIONSHIP             SOCIAL
              BENEFICIARY                        ADDRESS                       BIRTH           TO INSURED            SECURITY #
                                                                             /      /                                 -     -
     ----------------------------   ---------------------------------  --------------------  ---------------  ---------------------
                                                                             /      /                                 -     -
     ----------------------------   ---------------------------------  --------------------  ---------------  ---------------------
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7.   CONTINGENT BENEFICIARY OF INSURED 2
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                                                                              DATE OF         RELATIONSHIP             SOCIAL
              BENEFICIARY                        ADDRESS                       BIRTH           TO INSURED            SECURITY #
                                                                             /      /                                 -     -
     ----------------------------   ---------------------------------  --------------------  ---------------  ---------------------
                                                                             /      /                                 -     -
     ----------------------------   ---------------------------------  --------------------  ---------------  ---------------------
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8.   PLAN:   SURVIVORSHIP FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE
     TOTAL SPECIFIED AMOUNT $                                                 SUPPLEMENTAL COVERAGE PERCENTAGE                   %
                             -----------------------------------------------                                  ---------------------
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9.   DEATH BENEFIT OPTION
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     |_|OPTION 1     (THE SPECIFIED AMOUNT, OR A MULTIPLE OF THE CASH VALUE, WHICHEVER IS GREATER)
     |_|OPTION 2     (THE SPECIFIED AMOUNT, PLUS THE CASH VALUE, OR A MULTIPLE OF THE CASH VALUE, WHICHEVER IS GREATER)
     |_|OPTION 3     (THE SPECIFIED AMOUNT, PLUS THE PREMIUM ACCUMULATION AT                   % INTEREST OR A MULTIPLE OF THE CASH
                                                                             ------------------
                     VALUE, WHICHEVER IS GREATER)
                                          (IF NO OPTION IS SELECTED HERE, OPTION 1 IS ELECTED.)
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10.  INTERNAL REVENUE CODE LIFE INSURANCE QUALIFICATION TEST
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     |_|GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST                   |_|CASH VALUE ACCUMULATION TEST
                          (IF NO SELECTION IS MADE HERE GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST IS ELECTED.)

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

VLOB-0247                                                              (05/2000)


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
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11.  OPTIONAL BENEFIT RIDERS

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     |_|POLICY SPLIT OPTION RIDER                         |_|MATURITY EXTENSION ENDORSEMENT
     |_|ESTATE PROTECTION RIDER                           |_|MATURITY EXTENSION FOR SPECIFIED AMOUNT
        AMOUNT $                                          |_|OTHER RIDER(S) -------------------------------------------------------
                ---------------------------------                           -------------------------------------------------------

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12.  PREMIUM AND MODE
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       INITIAL PREMIUM                                                             PLANNED PREMIUM
           DEPOSIT               |_| SINGLE PREMIUM        $                       |_|MONTHLY (Electronic Funds Transfer)
                                                            -----------------
   (paid with application)       |_| ANNUAL                $                          $                 (Attach completed
                                                            -----------------          ----------------
                                 |_| SEMI-ANNUAL           $                          authorization and void check)
                                                            -----------------
    $                            |_| QUARTERLY             $                       |_|OTHER                           $
     -------------------                                    -----------------               ------------------------   ------------
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13.  ALLOCATIONS
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ON ISSUED CONTRACTS, YOUR FULL NET PREMIUM WILL BE ALLOCATED TO THE NATIONWIDE SEPARATE ACCOUNT TRUST MONEY MARKET FUND OR FIXED
ACCOUNT AS INDICATED BELOW UNTIL THE END OF THE RIGHT TO CANCEL PERIOD. WHEN THIS PERIOD ENDS, YOUR CASH VALUE WILL BE ALLOCATED TO
THE SUBACCOUNT(S) INDICATED BELOW. SELECTIONS MUST TOTAL 100%. MINIMUM INITIAL ALLOCATION TO ANY SINGLE SUBACCOUNT IS 5%. NO
FRACTIONAL PERCENTAGES. THESE PERCENTAGES WILL APPLY IN FUTURE YEARS BUT MAY BE CHANGED AT ANY TIME BY THE POLICY OWNER. (IF NO
ALLOCATION IS INDICATED, MONEY MARKET WILL BE AUTOMATICALLY SELECTED.)

MORGAN STANLEY UNIVERSAL                     OPPENHEIMER                                  NATIONWIDE SUBADVISED FUNDS
INSTITUTIONAL                                      % Aggressive Growth Fund/VA                    Fund Name (Subadviser)
                                             -----
      % Emerging Markets Debt Port.                % Capital Appreciation Fund/VA               % Balanced Fund (JP Morgan)
-----                                        -----                                        -----
      % Mid Cap Growth Port.                       % Global Securities Fund/VA                  % Equity Income Fund (Federated)
-----                                        -----                                        -----
                                                   % Main Street Growth & Income Fund/VA        % Global 50 Fund (JP Morgan)
                                             -----                                        -----
VAN KAMPEN LIFE INVESTMENT TRUST                                                                % High Income Bond Fund (Federated)
                                                                                          -----
      % Morgan Stanley Real Estate           FIDELITY (SERVICE CLASS)                           % Mid Cap Index Fund (Dreyfus)
-----                                                                                     -----
          Securities Port.                         % VIP Equity-Income Port.                    % Multi Sector Bond Fund
                                             -----                                        -----
                                                   % VIP Growth Port.                               (Miller, Anderson & Sherrerd)
                                             -----
AMERICAN CENTURY                                   % VIP High Income Port.                      % Small Cap Growth Fund
                                             -----                                        -----
      % VP Income & Growth                         % VIP Overseas Port.                             (Multi Managers)
-----                                        -----
      % VP International                           % VIP II Contrafund Port.                    % Small Cap Value Fund (Dreyfus)
-----                                        -----                                        -----
      % VP Value                                   % VIP III Growth Opportunities Port.         % Small Company Fund
-----                                        -----                                        -----
                                                                                                    (Multi Managers)
DREYFUS                                      NATIONWIDE SEPARATE ACCOUNT TRUST                  % Strategic Growth Fund (Strong)
                                                                                          -----
      % VIF Appreciation Port.                     % Capital Appreciation Fund
                                             -----
      % Stock Index Fund                           % Government Bond Fund                 VAN ECK
-----                                        -----
      % Socially Responsible Growth Fund           % Money Market Fund                          % Worldwide Emerging Markets Fund
-----                                        -----                                        -----
      % Investment Portfolios - European           % Total Return Fund                          % Worldwide Hard Assets Fund
-----                                        -----                                        -----
          Equity Port.
                                             JANUS ASPEN SERIES (SERVICE SHARES)          NATIONWIDE LIFE INSURANCE CO.
FEDERATED INSURANCE SERIES                         % Capital Appreciation Port.                 % Fixed Account
                                             -----                                        -----
      % Quality Bond Fund II                       % Global Technology Port.
-----                                        -----
                                                   % International Growth Port.           OTHER AVAILABLE FUNDS
                                             -----
NEUBERGER BERMAN                                                                                %
                                                                                          -----   ---------------------------------
      % AMT Guardian Port.                   STRONG                                             %
-----                                                                                     -----   ---------------------------------
      % AMT Mid-Cap Growth Port.                   % Opportunity Fund II
-----                                        -----
      % AMT Partners Port.
-----
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14.  SUITABILITY      (Variable Products Only)
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     A.  DO EACH OF YOU UNDERSTAND THAT THE DEATH BENEFIT AND SURRENDER VALUE MAY INCREASE OR                       YES     NO
         DECREASE DEPENDING ON THE INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT?...............................    |_|     |_|
     B.  DO EACH OF YOU BELIEVE THAT THIS POLICY WILL MEET YOUR INSURANCE NEEDS AND FINANCIAL
         OBJECTIVES? ...........................................................................................    |_|     |_|
     C.  HAVE EACH OF YOU RECEIVED A CURRENT COPY OF THE PROSPECTUS?............................................    |_|     |_|
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15.  INSURANCE INFORMATION
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     a.  List all Life Insurance now in force on each person here proposed for insurance.  If None, write "NONE."
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                                                                                     YEAR         ACCIDENTAL     TO BE REPLACED?
      PERSON              COMPANY             POLICY NUMBER          AMOUNT         ISSUED          DEATH
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     b.  Will the insurance applied for replace existing Life Insurance or Annuities on any person here
         proposed for insurance?                                                                                YES         NO
         (If "yes", so indicate in A above.)                                                                    |_|        |_|
         (Complete and send replacement forms where applicable.)
     c.  Is any person here proposed for coverage now applying for Life
         Insurance with any other company? If "yes", state the person, company,
         kind of policy and face amount being applied for.                                                      |_|        |_|
                                                           ------------------------------------------------
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

VLOB-0247                                                             (05/2000)
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

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16.  PHYSICAL MEASUREMENTS

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                                                                            WEIGHT                            REASON FOR WEIGHT
                                                           -------------------- --------------------
              INSURED                       HEIGHT               CURRENT            1 YEAR AGO                   GAIN OR LOSS
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INSURED 1                                    Ft.      In.              Lbs.                 Lbs.
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INSURED 2                                    Ft.      In.              Lbs.                 Lbs.
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17.  TOBACCO USE
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     a.  Have you used tobacco in any form in the past                           INSURED 1                       INSURED 2
                                                                     ---------------------------------- ---------------------------
         12 months?...........................................               |_| YES    |_| NO                |_| YES    |_| NO
     b.  If "yes", specify the kind of tobacco used?
         (cigarettes, pipe, cigars, chewing, etc.)............
     c.  How many times per day?..............................
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18.  PERSONAL INFORMATION
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               THE QUESTIONS IN THIS PART APPLY TO ALL PERSONS WHO ARE BEING PROPOSED FOR INSURANCE ON THIS APPLICATION.
                                ALL QUESTION ARE TO BE ANSWERED BY EACH ADULT LISTED IN PARTS 1 AND 2.

                                                                                                                        YES    NO

     a.  Have you ever had any application for Life or Health Insurance (or for reinstatement of Life or
         Health Insurance) declined, postponed, rated-up or limited? (If "Yes", provide details below.)...............  |_|    |_|

     b.  Have you ever applied for or received disability payments for any illness or injury?  (If "Yes",
         provide details below.) ....................................................................................   |_|    |_|

     c.  In the past 3 years have you engaged in, or do you intend to engage in: flying as a pilot, student pilot, or crew member; racing of an automobile, motorcycle, or any type of motor-powered vehicle; scuba diving, mountain climbing, hang gliding, parachuting, sky diving, or any type of body-contact or life-threatening
         sport? (If "Yes", complete an Aviation/Hazardous Activities Questionnaire.).................................   |_|    |_|

     d.  Have you ever had your driver's license suspended or revoked; or been convicted of driving while impaired or intoxicated, or been convicted in the past three years of more than one moving violation? (If "Yes", give
         full details below.) .......................................................................................   |_|    |_|


     e.  Except as prescribed by a physician, have you ever used, or been convicted for sale or possession of cocaine
         or any other narcotic or illegal drug? (If "Yes", give frequency, most recent date, and type of drugs below.). |_|    |_|

     f.  Have you ever been convicted of a felony, misdemeanor, or any other crime? (If "Yes", provide details below.)  |_|    |_|

     g.  Do you plan to travel or reside outside the United States?  (If "Yes", provide country, departure dates,
         duration, and purpose of each stay below.)...................................................................  |_|    |_|

     Details of any "yes" answers (indicate name of person):
                                                            -----------------------------------------------------------------------
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===================================================================================================================================
19.  PERSONAL PHYSICIANS
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     Name, address, and telephone number of Personal Physician(s); GIVE DATE AND REASON LAST CONSULTED.

     a.  Insured 1:
                   ----------------------------------------------------------------------------------------------------------------
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     b.  Insured 2:
                   ----------------------------------------------------------------------------------------------------------------
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


VLOB-0247
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

                                ALL QUESTIONS ARE TO BE ANSWERED BY EACH ADULT LISTED IN PARTS 1 AND 2.
                         FOR EACH "YES" ANSWER, CIRCLE THE APPROPRIATE ITEM, AND PROVIDE DETAILS IN #22 BELOW.
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20.  MEDICAL QUESTIONS
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To the best of your knowledge and belief, has anyone here proposed for insurance in the past 10 years been treated for or been diagnosed by a member of the medical profession as having:

  a.  Heart attack, angina (or other pain, discomfort, or tightness of the chest), shortness of breath, palpitation, heart murmur,
                                                                                                                        YES     NO
      or any other disease of the heart or blood vessels?...........................................................    |_|     |_|
  b.  High blood pressure (hypertension), anemia, or any other disease of the blood?................................    |_|     |_|
  c.  Recurrent dizziness or headaches, fainting episodes, seizures, epilepsy, stroke, Alzheimer's disease,
      Parkinson's disease, multiple sclerosis, or chronic brain syndrome, neurosis, affective disorder, psychosis,
      or any other brain, nervous, or mental disorder?..............................................................    |_|     |_|
  d.  Asthma, emphysema, tuberculosis, coughing or spitting blood, bronchitis, pleurisy, persistent cough, or any
      other disease of the lungs or respiratory system?.............................................................    |_|     |_|
  e.  Any disease or disorder of the eyes, ears, nose or throat, or any defect of sight, hearing or speech?.........    |_|     |_|
  f.  Colitis, ulcer, hernia, persistent diarrhea, rectal bleeding, or any other disease or disorder of the stomach,
      intestines, or rectum?........................................................................................    |_|     |_|
  g.  Kidney stones, nephritis, venereal disease, or any other disease of the kidneys, bladder, prostate, testes,
      breasts, uterus, ovaries, or any other part of the urinary tract or reproductive system?......................    |_|     |_|
  h.  Sugar, albumin, blood, or pus in the urine?...................................................................    |_|     |_|
  i.  Diabetes, or any disease of the liver, thyroid, or gallbladder?...............................................    |_|     |_|
  j.  Cancer, or any malignant or benign tumor or cyst, or any disease of the skin or lymph glands?.................    |_|     |_|
  k.  Arthritis, rheumatoid arthritis, or gout; or any chronic back or muscle condition?............................    |_|     |_|
  l.  Phlebitis, varicose veins, or any deformity, paralysis, or loss of limb?......................................    |_|     |_|
  m.  Alcoholism, alcohol use, narcotic addiction, drug use, or hallucinations?.....................................    |_|     |_|
  n.  AIDS (Acquired Immune Deficiency Syndrome), ARC (AIDS-Related Complex), or any other AIDS-related condition,
      or received a positive result of an HIV (Human Immunodeficiency Virus) test?..................................    |_|     |_|
  o.  Any chronic or persistent disease not mentioned previously?...................................................    |_|     |_|
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21.  SUPPLEMENTAL MEDICAL INFORMATION
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Within the past five years, has anyone here proposed for insurance:                                                        YES  NO
     a.  Consulted, or been examined or treated by any physician, chiropractor, or other medical or by any hospital,
         clinic, or other medical facility not previously mentioned? ..................................................    |_|  |_|
         (If it was for a "check up", annual physical, employment physical, etc., so state and give findings and results in #22 below.)
     b.  Had any disease, disorder, injury, or operation not previously mentioned?.....................................    |_|  |_|
     c.  Had any x-rays, electrocardiograms, or other medical tests for reasons not covered above?.....................    |_|  |_|
     d.  Been advised to have any surgery, hospitalization, treatment or test that was not completed?..................    |_|  |_|
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22.  DETAILS OF MEDICAL HISTORY
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  Question #                                    DETAILS  (Be specific.  Give full names, addresses and telephone numbers (if
  and Letter        Person          Dates       available) of physicians, hospitals, etc.)
---------------- -------------- --------------- -----------------------------------------------------------------------------------

---------------- -------------- --------------- -----------------------------------------------------------------------------------

---------------- -------------- --------------- -----------------------------------------------------------------------------------

---------------- -------------- --------------- -----------------------------------------------------------------------------------

---------------- -------------- --------------- -----------------------------------------------------------------------------------
---------------- -------------- --------------- -----------------------------------------------------------------------------------

---------------- -------------- --------------- -----------------------------------------------------------------------------------

---------------- -------------- --------------- -----------------------------------------------------------------------------------

---------------- -------------- --------------- -----------------------------------------------------------------------------------
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23.  FAMILY HISTORY
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     a.  Do you have a family history of cardiac disease or death prior to age 60 and or family history of          YES      NO
         cancer, kidney disease, diabetes, mental illness or suicide?...........................................    |_|     |_|
         (If "Yes", provide relationship to proposed insured, age if living, age at death and cause of death.)

         -------------------------------------------------------------------------------------------------------
         -------------------------------------------------------------------------------------------------------
         -------------------------------------------------------------------------------------------------------
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24.  NOTE
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I understand Nationwide Life Insurance Company will not accept any premium with this application and the receipt will not be in effect and must not be detached if any person here proposed for insurance has ever been treated for or been diagnosed by a physician as having:
         high blood pressure, angina, or chest pain or discomfort; heart attack, heart murmur, or other heart disorder; epilepsy, stroke, or diabetes; Acquired Immune Deficiency Syndrome (AIDS), AIDS-Related Complex (ARC), any AIDS-related disorder or positive HIV (Human Immunodeficiency Virus) test result; any brain, nervous, or mental disorder; any drug or alcohol addiction; any kidney disorder (other than kidney stones); or any cancer or other malignancy.
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

VLOB-0247

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25.  TAXPAYER IDENTIFICATION NUMBER
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Under the Interest and Dividend Compliance Act of 1983, persons owning insurance policies are required to provide the Company with certification that their taxpayer identification number is correct. (For most individuals, this is their Social Security Number.)
If you do not provide us with certification of this number, you may be subject to a $50 penalty imposed by the Internal Revenue
Service. In addition, we will be forced to withhold 31% from interest and other payments we make to you (known as backup withholding). It is not an additional tax, since the amount withheld will be applied against the tax you owe. If withholding results in an overpayment of taxes, a refund may be obtained.
|_| Check this box if the Internal Revenue Service has notified you that you are subject to backup withholding.
OTHERWISE, YOUR SIGNATURE ON THIS APPLICATION IS CERTIFICATION THAT THE TAXPAYER IDENTIFICATION NUMBER ON THIS APPLICATION IS TRUE,
CORRECT, AND COMPLETE. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE
CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.
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26.  IMPORTANT NOTICE
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I UNDERSTAND THAT THE DEATH BENEFIT UNDER A VARIABLE LIFE INSURANCE POLICY MAY INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT
RETURN ON THE SUBACCOUNT(S) I SELECT. REGARDLESS OF INVESTMENT RETURN, THE DEATH BENEFIT CAN NEVER BE LESS THAN THE SPECIFIED
AMOUNT, AS LONG AS THE POLICY IS IN FORCE. THE CASH VALUE MAY INCREASE OR DECREASE ON ANY DAY, DEPENDING ON THE INVESTMENT RETURN
FOR THE POLICY. NO MINIMUM CASH VALUE IS GUARANTEED. ON REQUEST, WE WILL FURNISH ILLUSTRATIONS OF BENEFITS, INCLUDING DEATH
BENEFITS AND CASH VALUES FOR A VARIABLE LIFE INSURANCE POLICY AND A FIXED LIFE INSURANCE POLICY FOR THE SAME PREMIUM.
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27.  SPECIAL INSTRUCTIONS
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                                                AGREEMENT, AUTHORIZATION AND SIGNATURES

I have read this  application.  I understand each of the questions.  All of the answers and statements on this form are complete and true to the best of my knowledge and belief.  I understand and agree that:
1.   This application, any amendments to it, and any related medical examinations will become a part of the Policy and are the basis of any insurance issued upon this application.
2.   Any person who submits an application or a claim containing a false or deceptive statement, and does so with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, is guilty of insurance fraud.

3.   No medical examiner and no agent or other representative of Nationwide may accept risks or make or change any contract, or waive or change any of the Company's rights or requirements.

4.   If the full first premium payment is made in exchange for a Temporary Insurance Receipt (with the same date and number as this form), Nationwide will only be liable to the extent set forth in that receipt.

5.   IF THE FULL FIRST  PREMIUM  IS NOT PAID WITH THIS  APPLICATION,  THEN  INSURANCE  WILL ONLY TAKE  EFFECT  WHEN ALL OF THE
     FOLLOWING CONDITIONS ARE MET:
     A.  IF A POLICY IS ISSUED BY NATIONWIDE AND IS ACCEPTED BY ME; AND
     B.  IF THE FULL FIRST PREMIUM IS PAID; AND
     C.  IF ALL THE ANSWERS AND STATEMENTS MADE ON THE  APPLICATION,  MEDICAL  EXAMINATION(S)  AND AMENDMENTS  CONTINUE TO BE TRUE
         TO THE BEST OF MY KNOWLEDGE AND BELIEF.

I have received the pre-notice form of the Fair Credit Reporting Act of 1970 and the Medical Information Bureau disclosure form. I certify that the Social Security Number given is correct and complete.

I authorize: any licensed physician or medical practitioner; any hospital, clinic or other medical or medically related facility;
any insurance company; the Medical Information Bureau; or any other organization, institution or person who has knowledge of me; to give that information to the Medical Director of the Nationwide Life Insurance Company, or its reinsurers. This authorization, or a copy of it, will be valid for a period of not more than two and one-half years (30 months) from the date it was signed.

Signed at                                                                        , on                        ,           .
          ------------------------------------------------------------------      ---------------------------   ---------

I have truly and accurately recorded all Proposed Insured's answers on this    ----------------------------------------------------
application and have witnessed his/her/their signature(s) hereon.                            Signature of Insured 1

To the best of my knowledge,  the insurance applied for                        ----------------------------------------------------
|_| will |_| will not (CHECK ONE) replace any life                                           Signature of Insured 2
insurance or annuity.

                                                                               ----------------------------------------------------
                                                                               Signature of Applicant/Owner (if other than Insured)


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    Licensed Resident Agent Signature       Firm

-------------------------------------------------------------
    Agent's Name (Print)              License ID Number
-------------------------------------------------------------
    NO.
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

VLOB-0247

This receipt must not be detached and in no event will there be any temporary insurance unless the full first premium required by the Company has been paid at the time of this application.

                          TEMPORARY INSURANCE AGREEMENT                     NO.
                NATIONWIDE LIFE INSURANCE COMPANY, COLUMBUS, OHIO

This Agreement provides a Limited Amount of Life Insurance coverage, for a Limited Period of time, subject to the terms of this Agreement. Advance payment in the amount of $______ is made for Life Insurance on

--------------------------------------------------------------------------------
                         NAME(S) OF PROPOSED INSURED(S)

                                HEALTH QUESTIONS

Has any proposed Insured:                                             YES   NO
1.  within the past 90 days been admitted to a hospital or other medical facility,  been advised to be admitted, or had surgery
    performed or recommended?..................................       |_|   |_|
2.  within the past 10 years, been diagnosed as having, or been treated for heart trouble, stroke, cancer, AIDS, high blood pressure, angina, chest pain, heart attack or other heart
    disorder, epilepsy, stroke, diabetes, any brain, nervous, or mental disorder, drug, alcohol addiction, any cancer or other malignancy, or had such treatment recommended by a member of
    the medical profession?....................................       |_|   |_|
If either of the above questions is answered YES or LEFT BLANK, no representative of Nationwide Life Insurance Company is authorized to accept money, and NO COVERAGE will take effect under this Agreement.

                              TERMS AND CONDITIONS

AMOUNT OF COVERAGE - $1,000,000 OVERALL MAXIMUM FOR ALL APPLICATIONS OR
AGREEMENTS
If money has been accepted by Nationwide as advance payment for an application for Life Insurance and any Proposed Insured dies while this temporary insurance is in effect, Nationwide will pay to the designated beneficiary the less of (a) the amount of death benefits, if any, which would be payable under the policy and its riders if issued as applied for, excluding any accidental death benefits, or (b) $1,000,0000. This total benefit limit applies to all insurance applied for under this and any other current applications to Nationwide and any other Temporary Insurance Agreements for Life Insurance whether applied for on the life or lives of one or more Proposed Insureds. (NOTE: No death benefit is payable under this Agreement for any Last Survivor coverages unless both Proposed Insureds under such coverages had died.)

DATE COVERAGE TERMINATES - 90 DAY MAXIMUM

Temporary Life Insurance under this Agreement will terminate automatically on the earliest of:
a.  90 days from the date of the Agreement, or
b. the date any policy is offered to the Applicant in connection with the above application, or
c. five days after the date, Nationwide mails notice of termination of coverage and refund of the advance payment to the premium notice address designated in such application.
Nationwide reserves the right to terminate this Agreement under any of the following circumstances:
a. 30 days have elapsed since the date of this Agreement and Nationwide has not received in its Home Office the report of a medical examination if such examination is required by Nationwide's underwriting rules; or
b. Nationwide has determined that any Proposed Insured is not insurable as a standard risk at the time of the application of the medical examination, if later; or
c.  there are any errors or omissions on the above application.

LIMITATIONS

This Agreement does not provide benefits for disability.
Fraud or material misrepresentation in the application or in the answers to the Health questions of this Agreement invalidate this agreement and Nationwide's only liability is for refund of any payment made.

No one is authorized to accept money on Proposed Insureds under 15 days of age or over the age of 70 (nearest birthday) on the date of the Agreement, nor will any coverage take effect.

If any Proposed Insured dies by suicide, Nationwide's liability under this Agreement is limited to a refund of the payment made.

There is no coverage under this Agreement if the check submitted as payment is not honored by the bank on first presentation.

No one is authorized to waive or modify any of the provisions of this Agreement.

I HAVE RECEIVED A COPY OF AND HAVE READ THIS AGREEMENT AND DECLARE THAT THE ANSWERS ARE TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF. I UNDERSTAND AND AGREE TO ALL ITS TERMS.

Dated                                                              X
     ------------------------------------------------------        ---------------------------------------------------------------
           MONTH                 DAY               YEAR            PROPOSED INSURED (OR PARENT IF PROPOSED INSURED IS UNDER AGE 15)

                                                                   X
-----------------------------------------------------------        ---------------------------------------------------------------
                     SOLICITING AGENT                              ADDITIONAL PROPOSED INSURED (IF APPLICABLE)

                                                                   X
-----------------------------------------------------------        ---------------------------------------------------------------
                     LICENSE ID NUMBER                             SIGNATURE OF APPLICANT/OWNER (IF OTHER THAN INSURED)

NOTICE TO APPLICANT:
You should retain the copy of this Agreement. The original will be retained by Nationwide.

Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.


VLOB-0247           COPY 1 - SEND TO HOME OFFICE WITH APPLICATION
                    COPY 2 - RETAINED BY PROPOSED INSURED

                                IMPORTANT NOTICE

                       DETACH AND GIVE TO PROPOSED INSURED

                   PRE-NOTICE OF PROCEDURES AS REQUIRED BY THE FAIR CREDIT REPORTING ACT OF 1970

This notice is to inform you that as part of our normal underwriting procedures in connection with an application for insurance:

1. An investigative consumer report may be made whereby information is obtained through personal interviews with your neighbors, friends or others with whom you are acquainted. This inquiry will include information as to character, general reputation, personal characteristics and mode of living, except as may be related directly or indirectly to your sexual orientation, with respect to you, members of your family, and others having an interest in or closely connected with the insurance transaction; and

2. Upon your written request, made within a reasonable time after you receive this notice, additional information as to the nature and scope of the investigation, if one is made, will be provided. Requests for additional information should be addressed to Nationwide Life Insurance Company, Box 182150, Columbus, Ohio 43218-2150.

                  MEDICAL INFORMATION BUREAU DISCLOSURE NOTICE

Information regarding your insurability will be treated as confidential. Nationwide Life Insurance Company, or its reinsurer(s) may, however, make a brief report thereon to the Medical Information Bureau, a non-profit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another Bureau member company for life or health insurance coverage or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information in its file.

Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the Bureau's information office is Post Office Box 105, Essex Station, Boston, Massachusetts 02112, telephone number
(617) 426-3660.

Nationwide Life Insurance Company or its reinsurer(s) may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.

VLOB-0247